                                                                   EXHIBIT 99.3

DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                   CASE NUMBER: 01-10960 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JULY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached July Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ STEVE MOELLER
----------------------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                   CASE NUMBER: 01-10960 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JULY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to July Monthly Operating Report


                                    Summary Of Bank, Investment & Petty Cash Accounts                                  Attachment 1
                                               Great AQ Steamboat, L.L.C.
Summary                                         Case No: 01-10960 (JCA)                                                   UNAUDITED
Great AQ Steamboat, LLC                         For Month Of July, 2002

                                             Balances
                                  ------------------------------         Receipts &         Bank
                                     Opening          Closing            Disbursements      Statements      Account
Account                           As Of 7/01/02    As Of 7/31/02         Included           Included        Reconciled
-------                           -------------    -------------         --------           --------        ----------
American Queen Steamer                     0.00             0.00         No -               No - Not        No -
Hibernia                                                                 No Activity        Concentration   No Activity
Account # - 812-395-343                                                                     Account

American Queen                             0.00             0.00         No -               Not A Bank      No -
Petty Cash                                                               No Activity        Account         No Activity

  20-Jul-02                            Receipts & Disbursements                                     Attachment 2
  3:09 PM                             Great AQ Steamboat, L.L.C.
Summary                                Case No: 01-10960 (JCA)
Great AQ Steamboat, LLC                For Month Of June, 2002
Attach 2


            No Receipts Or Disbursements Due To All Accounts Closed

                                  Concentration & Investment Account Statements                     Attachment 3
                                          Great AQ Steamboat, L.L.C.
Summary                                    Case No: 01-10960 (JCA)
Great AQ Steamboat, LLC                    For Month Of July, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                  Date: 14-AUG-02 16:54:46
INCOME STATEMENT - ATTACHMENT 4                       Page:  1
Current Period: JUL-02

currency USD
Company=23 (AMERICAN QUEEN)

                                       PTD-Actual
                                       31-Jul-02
                                       ----------
Revenue
Gross Revenue                                0.00
Allowances                                   0.00
                                       ----------
Net Revenue                                  0.00

Operating Expenses
Air                                          0.00
Hotel                                        0.00
Commissions                                  0.00
Onboard Expenses                             0.00
Passenger Expenses                           0.00
Vessel Expenses                              0.00
Layup/Drydock Expense                        0.00
Vessel Insurance                        22,789.22
                                       ----------
Total Operating Expenses                22,789.22

                                       ----------
Gross Profit                           (22,789.22)

SG&A Expenses
Sales & Marketing                            0.00
Start-Up Costs                               0.00
                                       ----------
Total SG&A Expenses                          0.00

                                       ----------
EBITDA                                 (22,789.22)

Depreciation                                 0.00

                                       ----------
Operating Income                       (22,789.22)

Other Expense/(Income)
Interest Income                              0.00
Equity in Earnings for Sub                   0.00
Reorganization expenses                      0.00
                                       ----------
Total Other Expense/(Income)                 0.00

                                       ----------
Net Pretax Income/(Loss)               (22,789.22)

Income Tax Expense                           0.00

                                       ----------
Net Income/(Loss)                      (22,789.22)
                                       ==========

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 17:03:41
BALANCE SHEET - ATTACHMENT 5                           Page:  1
Current Period: JUL-02

currency USD
Company=23 (AMERICAN QUEEN)

                                          YTD-Actual          YTD-Actual
                                           31-Jul-02           22-Oct-02
                                         -------------       -------------
ASSETS

Cash and Equivalent                               0.00           27,915.55

Restricted Cash                                   0.00                0.00

Accounts Receivable                               0.00          100,111.04

Inventories                                       0.00          436,746.94

Prepaid Expenses                                  0.00            1,126.00

Other Current Assets                              0.00          189,129.97

                                         -------------       -------------
Total Current Assets                              0.00          755,029.50

Fixed Assets                                      0.00       76,449,630.83

Accumulated Depreciation                          0.00       (23,703,366.77)

                                         -------------       -------------
Net Fixed Assets                                  0.00       52,746,264.06

Net Goodwill                                      0.00                0.00

Intercompany Due To/From                 33,518,284.84       11,900,053.46

Net Deferred Financing Fees                       0.00          561,110.86

Net Investment in Subsidiaries                    0.00                0.00

                                         -------------       -------------
Total Other Assets                       33,518,284.84       12,461,164.32

                                         -------------       -------------
Total Assets                             33,518,284.84       65,962,457.88
                                         =============       =============

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 17:03:41
BALANCE SHEET - ATTACHMENT 5                           Page:  2
Current Period: JUL-02

currency USD
Company=23 (AMERICAN QUEEN)

                                             YTD-Actual          YTD-Actual
                                              31-Jul-02           22-Oct-02
                                            -------------       -------------
LIABILITIES

Accounts Payable                                 1,774.58            5,469.58

Accrued Liabilities                                  0.00          754,127.79

Deposits                                             0.00               25.00

                                            -------------       -------------
Total Current Liabilities                        1,774.58          759,622.37

Long Term Debt                                       0.00                0.00

Other Long Term Liabilities                          0.00                0.00

                                            -------------       -------------
Total Liabilities                                1,774.58          759,622.37

Liabilities Subject to Compromise            2,341,087.01       48,583,115.71

OWNER'S EQUITY

Common Stock                                     1,000.00            1,000.00

Add'l Paid In Capital                        4,060,000.00        4,060,000.00

Current Net Income (Loss)                   14,739,771.95         (493,470.71)

Retained Earnings                           12,374,651.30       13,052,190.51

                                            -------------       -------------
Total Owner's Equity                        31,175,423.25       16,619,719.80

                                            -------------       -------------
Total Liabilities & Equity                  33,518,284.84       65,962,457.88
                                            =============       =============

Great AQ Steamboat, LLC                                         ATTACHMENT 6                                         01-10960 (JCA)
                                                   Summary List of Due To/Due From Accounts
                                                       For the Month Ended July 31, 2002

                                                                BEGINNING                                         ENDING
AFFILIATE NAME                                 CASE NUMBER       BALANCE            DEBITS         CREDITS        BALANCE
American Classic Voyages Co.                   01-10954       22,407,920.91         168.00               --    22,408,088.91
AMCV Cruise Operations, Inc.                   01-10967       (22,861,057.77)           --         5,581.29   (22,866,639.06)
The Delta Queen Steamboat Co.                  01-10970       38,925,728.55             --        17,375.93    38,908,352.62
DQSB II, Inc.                                  01-10974             (919.60)            --               --          (919.60)
Great Pacific NW Cruise Line, L.L.C            01-10977            5,552.79             --               --         5,552.79
Great River Cruise Line, L.L.C                 01-10963         (168,013.44)            --               --      (168,013.44)
Great Ocean Cruise Line, L.L.C                 01-10959          (14,507.47)            --               --       (14,507.47)
Cruise America Travel, Incorporated            01-10966       (3,165,198.27)            --               --    (3,165,198.27)
Delta Queen Coastal Voyages, L.L.C             01-10964          144,264.37             --               --       144,264.37
Cape Cod Light, L.L.C                          01-10962         (500,000.00)            --               --      (500,000.00)
Cape May Light, L.L.C                          01-10961       (1,640,241.44)            --               --    (1,640,241.44)
Project America, Inc.                          N/A               (15,864.24)            --               --       (15,864.24)
Oceanic Ship Co.                               N/A                (7,408.30)            --               --        (7,408.30)
Project America Ship I, Inc.                   N/A               459,787.19             --               --       459,787.19
Great Hawaiian Properties Corporation          01-10971          (22,591.38)            --               --       (22,591.38)
American Hawaii Properties Corporation         01-10976           (1,496.24)            --               --        (1,496.24)
Great Independence Ship Co.                    01-10969           (4,881.60)            --               --        (4,881.60)
                                                              --------------------------------------------------------------
                                                              33,541,074.06         168.00        22,957.22    33,518,284.84
                                                              ==============================================================

                           Great AQ Steamboat, L.L.C.
                                 01-10960 (JCA)

                           Accounts Receivable Aging
                              As of July 31, 2002

                                  Attachment 7

                                 Not Applicable

                                 AMERICAN QUEEN
                               AP-STEAMER CHECKS
                              23-000-221300-00000

                                    JULY-02

OUTSTANDING CHECKS:

                            17707 Tashanda Morreno-Amber Hensley                   60.00
                            17732 Peter Levaneur-Sally Ralicki                    100.00
                            17768 Bryant Johnson-Kenshell Lang                     80.00
                            17779 Mark King-Rosa Trumble                          170.00
                            17820 Joe Willett-NARP                                 28.00
                            17827 B. Grisham-AG Edwards                           100.00
                            17828 Mark King                                       340.00
                            17837 Daniel Smith-Anastastia Jones                    75.00
                            17848 J. Hill-Neurosurgical Specialties               117.00
                            17850 E. Newman- R. Ryan                              250.00
                            17851 Louis Ford-SJ Beaulieau                         225.00
                            17852 Jocelyn Beasley-Payoff Voucher                   95.47
                            17853 Ben Vandeven                                     17.18
                            17854 Matt Copeland                                    16.93
                            17863 Julia Hill-Sears                                100.00

                                                                               ---------
                            Total per G/L:                                      1,774.58
                                                                               =========

                            ATTACHMENT # 8

DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                   CASE NUMBER: 01-10960 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF JULY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JULY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.